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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                                 April 20, 2004
                (Date of Report: Date of earliest event reported)

                             Middlefield Banc Corp.
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or other jurisdiction of incorporation)

                                    000-32561
                            (Commission File Number)

                                   34-1585111
                     (I.R.S. Employer Identification Number)

                             15985 East High Street
                             Middlefield, Ohio 44062
          (Address of principal executive offices, including zip code)

                                 (440) 632-1666
              (Registrant's telephone number, including area code)

                                (not applicable)
          (Former name or former address, if changed since last report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The following information is furnished under Item 12. On April 16, 2004, Middlefield Banc Corp. issued a press release announcing financial results for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by this reference.

        The information contained or incorporated by reference in this current report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this current report on Form 8-K are based on information available at the time of the report. Middlefield Banc Corp. assumes no obligation to update any forward-looking statement.


EXHIBITS

        (99)    April 16, 2004 press release of Middlefield Banc Corp.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MIDDLEFIELD BANC CORP.

Date:  April 20, 2004                 /s/       James R. Heslop, II          ,
                                      ----------------------------------------
                                      Executive Vice President and COO